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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)  NOVEMBER 20, 1998


                                V-ONE CORPORATION
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            (Exact name of registrant as specified in its charter)

                          Commission File No. 0-21511
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Delaware                                                52-1953278
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(State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation)



20250 Century Boulevard - Suite 300
Germantown, Maryland                                        20874
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(Address of principal executive offices)                    (Zip Code)



              Registrant's telephone number, including area code:

                                (301) 515-5200
                                 -------------



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        (Former name or former address, if changed since last report.)

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

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Item 5.  Other Events.

      On November 20, 1998, V-ONE Corporation, a Delaware corporation (the "Company") sold 1,860,000 shares of its Common Stock, $0.001 par value per share ("Common Stock"), at $2.00 per share to a group of accredited investors pursuant to its Placement Agent Agreement dated October 9, 1998, as amended, between the Company and LaSalle St. Securities, Inc. ("LaSalle"). The shares of Common Stock were sold pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended ("Securities Act"). The Company received $3,366,600 in net sale proceeds after payment of commissions of 8% of the gross sale proceeds and non-accountable expense allowance of 1.5% of the gross sale proceeds to LaSalle.

      LaSalle also received warrants in the aggregate to purchase 50,000 shares of Common Stock at an exercise price of $2.125 per share. These warrants were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act.

      On November 20, 1998, the Company also redeemed 2,462 shares of Series A Convertible Preferred Stock ("Series A Shares") held by Advantage Fund II Ltd. ("Advantage") for $1,300 per share or $3,200,600 in the aggregate pursuant to the terms of the Waiver Agreement dated as of September 22, 1998 between the Company and Advantage. Advantage waived all accrued dividends on the Series A Shares. The Series A Shares represented all of the shares of Series A Convertible Preferred Stock that were outstanding on the date of redemption.

      The description of the above agreements is qualified in its entirety by reference to the exhibits filed with or incorporated by reference in this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits are filed with or incorporated by reference in this Form 8-K:

EXHIBIT        DESCRIPTION
-------        -----------

99.1           Inconvertibility Notice, dated September 21, 1998. (1)
99.2 Waiver Agreement, dated as of September 22, 1998, between the Company and Advantage. (1)
99.3 Amendment No. 1 dated September 22, 1998 to the Registration Rights Agreement between the Company and Advantage. (1)
99.4 Warrant Granted to Advantage to Purchase 100,000 shares of the Company's Common Stock. (1)
99.5 Warrant Granted to Advantage to Purchase 389,441 shares of the Company's Common Stock. (1)
99.6           Waiver Letter,  dated  November 5, 1998,  between the Company and
               Advantage. (2)
99.7 Placement Agent Agreement, dated October 9, 1998, between the Company and LaSalle. (2)

EXHIBIT        DESCRIPTION
-------        -----------
99.8           Amendment No. 1 to Placement Agent  Agreement,  dated November 9,
               1998, between the Company and LaSalle. (2)
99.9           Escrow  Agreement,  dated  October  9, 1998,  among the  Company,
               LaSalle and LaSalle National Bank. (2)
99.10          Amendment  No. 1 to Escrow  Agreement,  dated  November  9, 1998, among the Company, LaSalle and LaSalle National Bank. (2)
99.11          Form of First Version of Subscription Documents.
99.12          Form of Addendum #1 to First Version of  Subscription  Documents.
               (2)
99.13          Form of Addendum #2 to First Version of  Subscription  Documents.
               (2)
99.14          Amendment No. 2 to the Placement Agent Agreement,  dated November
               16, 1998 between the Company and LaSalle.
99.15          Waiver  Letter  dated  November  18, 1998 between the Company and
               LaSalle.
99.16          Form of Second Version of Subscription Documents.
99.17          Form of  Addendum #1 to Second Version of Subscription Documents.
99.18          Form of Addendum # 2 to Second Version of Subscription Documents.
99.19          Warrant  dated  November  20, 1998 to purchase  50,000  shares of
               Common Stock issued to LaSalle.

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(1)   Incorporated by reference to the Company's Current Report on Form 8-K dated September 22, 1998.

(2) Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.



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



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: November 23, 1998



                                   V-ONE CORPORATION



                                   By:    /s/ Charles B. Griffis
                                          -------------------------------------
                                   Name:  Charles B. Griffis
                                   Title: Senior Vice President, Chief Financial
                                           Officer and Treasurer

EXHIBIT INDEX
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         (c) Exhibits. The following exhibits are filed with or incorporated by reference in this Form 8-K:

EXHIBIT        DESCRIPTION
-------        -----------
99.1           Inconvertibility Notice, dated September 21, 1998. (1)
99.2           Waiver  Agreement,  dated as of September  22, 1998,  between the
               Company and Advantage. (1)
99.3           Amendment  No. 1 dated  September  22,  1998 to the  Registration
               Rights Agreement between the Company and Advantage. (1)
99.4           Warrant  Granted to Advantage to Purchase  100,000  shares of the
               Company's Common Stock. (1)
99.5           Warrant  Granted to Advantage to Purchase  389,441  shares of the
               Company's Common Stock. (1)
99.6           Waiver Letter,  dated  November 5, 1998,  between the Company and
               Advantage. (2)
99.7           Placement  Agent  Agreement,  dated October 9, 1998,  between the
               Company and LaSalle. (2)
99.8           Amendment No. 1 to Placement Agent  Agreement,  dated November 9,
               1998, between the Company and LaSalle. (2)
99.9           Escrow  Agreement,  dated  October  9, 1998,  among the  Company,
               LaSalle and LaSalle National Bank. (2)
99.10          Amendment  No. 1 to Escrow  Agreement,  dated  November  9, 1998, among the Company, LaSalle and LaSalle National Bank. (2)
99.11          Form of First Version of Subscription Documents.
99.12          Form of Addendum #1 to First Version of  Subscription  Documents.
               (2)
99.13          Form of Addendum #2 to First Version of  Subscription  Documents.
               (2)
99.14          Amendment No. 2 to the Placement Agent Agreement,  dated November
               16, 1998 between the Company and LaSalle.
99.15          Waiver  Letter  dated  November  18, 1998 between the Company and
               LaSalle.
99.16          Form of Second Version of Subscription Documents.
99.17          Form of  Addendum #1 to Second Version of Subscription Documents.
99.18          Form of Addendum # 2 to Second Version of Subscription Documents.
99.19          Warrant  dated  November  20, 1998 to purchase  50,000  shares of
               Common Stock issued to LaSalle.

--------------------
(1) Incorporated by reference to the Company's Current Report on Form 8-K dated September 22, 1998.

(2) Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.


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